UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50421	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3295 College Street Beaumont, Texas	77701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (409) 832-1696

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 10, 2011, the Company issued a press release announcing its net sales results for the quarter ended April 30, 2011.

The press release also contains the announcement of the Company’s conference call and audio webcast to be conducted on May 25, 2011, at 8:00 A. M. Central Daylight Savings Time, from the Company’s corporate headquarters.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99.1     Press Release, dated May 10, 2011.

All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	May 10, 2011	By:	/s/ Michael J. Poppe
		Name:	Michael J. Poppe
		Title:	Chief Financial Officer